Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”), dated as of the 6th day of September 2024, is between CORE POWER ACQUISITIONS, LLC, a Delaware limited liability company, (“Assignor”), and CORE POWER POOLER, LLC, a Delaware limited liability company (“Assignee”).

Recitals

A. WEST PLAZA RE HOLDINGS, LLC, a Delaware limited liability company, as Seller, and Assignor, as Purchaser, are parties to that certain Purchase and Sale Agreement, dated as of July 12, 2024, with respect to the property located at 262 Pooler Parkway Pooler, Georgia 31322 (the “Agreement”).

B. Assignor has funded the amount of $800,000.00 (together with interest thereon, the “Deposit”) for the deposit required under the Agreement.

C. Assignor desires to assign to Assignee all of Assignor’s rights (including its right to the Deposit), and delegate to Assignee all of Assignor’s obligations, under the Agreement, and Assignee desires to accept such assignment of rights and assume such delegation of obligations.

D. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the terms set forth below.

Agreement

1. The foregoing recitals are true and correct and are incorporated herein by reference.

2. Assignor hereby (a) assigns to Assignee all right, title and interest of Assignor under the Agreement, including, without limitation, the Deposit and the right to purchase the property described in the Agreement, and (b) delegates to Assignee all obligations of Assignor under the Agreement. Assignee hereby accepts such assignment from Assignor and hereby assumes all obligations of Assignor under the Agreement.

3. The parties may execute and deliver this Assignment in two or more counterparts, each of which will be an original and all of which, together, will constitute the same instrument. Execution of this Assignment and delivery by facsimile or by email in a PDF file (including electronic signature) will constitute effective delivery for all purposes and will be binding without regard to subsequent delivery of the original document sent by facsimile or by email in a PDF file.

4. Nothing herein shall release Assignor from being directly liable to Seller under the Agreement.

THE PARTIES have executed and delivered this Assignment as of the date first set forth above.

ASSIGNOR:

CORE POWER ACQUISITIONS, LLC,
a Delaware limited liability company

By:	Core Power, LLC,
a Delaware limited liability company,
its Managing Member

	By:		Sterling Core Power, LLC,
a Delaware limited liability company,
its Manager

By: /s/ Jordan Fried
Name: Jordan Fried
Title: Vice President

ASSIGNEE:

CORE POWER POOLER, LLC,
a Delaware limited liability company

By:	Core Power Holdings, LLC,
a Delaware limited liability company,
its Managing Member

	By:		Core Power, LLC,
a Delaware limited liability company,
its Managing Member

		By:	Sterling Core Power, LLC,
a Delaware limited liability
company,
its Manager

By: /s/ Jordan Fried
Name: Jordan Fried
Title: Vice President